SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers.

On June 2, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of FTI Consulting, Inc. (“FTI”) authorized amendments (the “Amendments”) to FTI’s Employment Agreement dated as of September 20, 2004, as amended, with Dennis J. Shaughnessy, Chairman of the Board, Employment Agreement dated as of November 5, 2002, as amended, with Jack B. Dunn, IV, Chief Executive Officer and President, and Employment Agreement dated as of November 1, 2005, as amended, with Dominic DiNapoli, Executive Vice President and Chief Operating Officer, to provide for the payment of such officer’s “Transition Payments” (as defined in such officer’s employment agreement), as follows:

•

upon certain termination events occurring on or after a “Change of Control” (as defined in such officer’s employment agreement), a lump sum cash payment equal to the aggregate amount of all “Transition Payments” that would be payable to such officer pursuant to his employment agreement if the “Change of Control” occurs prior to the start of the “Transition Period” (as defined in such officer’s employment agreement) or if the “Change of Control” occurs during the “Transition Period,” an aggregate amount equal to the amount that would be payable from the “Change of Control” date through the end of the “Transition Period;” and

•

upon termination due to death or “Disability” (as defined in such officer’s employment agreement), a lump sum cash payment equal to the aggregate amount of all “Transition Payments” that would be payable to such officer pursuant to his employment agreement if such termination event occurs prior to the start of the “Transition Period,” or if such termination event occurs during the “Transition Period,” an aggregate amount equal to the amount that would be payable from the date of such event through the end of the “Transition Period.”

In addition, the Amendments modify certain terms that currently provide for the payment of a target incentive bonus amount or an alternative higher bonus amount on certain termination events occurring on or after a “Change of Control,” death or “Disability,” to provide greater clarity regarding the amount payable by FTI, as follows:

•

upon certain termination events occurring on or after a “Change of Control,” a lump sum cash payment of (a) $1,000,000 in the case of Mr. Shaughnessy and Mr. Dunn and (b) $500,000 in the case of Mr. DiNapoli;

•

upon certain termination events on or after a “Change of Control,” that trigger severance payment rights, a lump sum cash payment of three times (3x) (a) $2,000,000 in the case of Mr. Shaughnessy and Mr. Dunn and (b) $1,000,000 in the case of Mr. DiNapoli; and

•

upon termination during the employment term due to death or “Disability,” a lump sum cash payment of (a) $1,000,000 in the case of Mr. Shaughnessy and Mr. Dunn and (b) $500,000 in the case of Mr. DiNapoli.

Copies of the Amendments to FTI’s employment agreements with Messrs. Dunn, Shaughnessy and DiNapoli are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated herein by reference.

On June 2, 2010, the Committee also approved new compensation arrangements with David Bannister, who was appointed FTI’s Chief Financial Officer, and amended compensation arrangements with Roger Carlile, who was appointed FTI’s Chief Administrative Officer, effective March 24, 2010. In the event of termination by FTI without “Cause” or termination by such officer with “Good Reason,” such officer will be entitled to a lump sum cash payment equal to the sum of (a) his then current base salary plus (b) (i) $1.1 million in the case of Mr. Bannister (the “CFO Severance Payment”) or (ii) $450,000 in the case of Mr. Carlile (the “CAO Severance Payment”). In the event of termination by FTI without “Cause” or by such officer with “Good Reason” coincident with or during the 12-month period after a “Change of Control,” Mr. Bannister and Mr. Carlile will each be entitled to receive a lump sum cash payment equal to two times (2x) the sum of (x) such officer’s then current base salary plus (y) (i) the CFO Severance Payment in the case of Mr. Bannister or (ii) the CAO Severance Payment in the case of Mr. Carlile.

In addition, the Committee authorized the amendment of Mr. Carlile’s employment letter dated December 31, 2008 to provide that in the event of a “Change of Control,” (a) occurring prior to January 2, 2013, Mr. Carlile’s obligation to repay the special bonus he received for the year ended December 31, 2008 will continue in full force and effect until January 2, 2013 at which time it will cease and (b) occurring on or after January 2, 2013, Mr. Carlile’s obligation to repay the special bonus will terminate coincident with such “Change of Control.”

In both the case of Mr. Bannister and Mr. Carlile the terms “Cause,” “Good Reason” and “Change of Control” have the same meanings as ascribed to those terms in Mr. Dunn’s employment agreement.

Copies of the amendments to Mr. Bannister’s offer letter, and Mr. Carlile’s employment letter, are attached to this Current Report on Form 8-K as Exhibits 10.4 and 10.5, respectively, and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 dated as of June 2, 2010 to Employment Agreement dated as of November 5, 2002, as amended, by and between FTI Consulting, Inc. and Jack B. Dunn, IV

10.2	Amendment No. 4 dated as of June 2, 2010 to Employment Agreement dated as of September 20, 2004, as amended, by and between FTI Consulting, Inc. and Dennis J. Shaughnessy

10.3	Amendment No. 2 dated as of June 2, 2010 to Employment Agreement dated as of November 1, 2005, as amended, by and between FTI Consulting, Inc. and Dominic DiNapoli

10.4	Amendment dated June 2, 2010 to Offer Letter dated May 17, 2005 to David G. Bannister

10.5	Amendment dated June 2, 2010 to Employment Letter dated December 31, 2008 to Roger D. Carlile

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 8, 2010	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 dated as of June 2, 2010 to Employment Agreement dated as of November 5, 2002, as amended, by and between FTI Consulting, Inc. and Jack B. Dunn, IV

10.2	Amendment No. 4 dated as of June 2, 2010 to Employment Agreement dated as of September 20, 2004, as amended, by and between FTI Consulting, Inc. and Dennis J. Shaughnessy

10.3	Amendment No. 2 dated as of June 2, 2010 to Employment Agreement dated as of November 1, 2005, as amended, by and between FTI Consulting, Inc. and Dominic DiNapoli

10.4	Amendment dated June 2, 2010 to Offer Letter dated May 17, 2005 to David G. Bannister

10.5	Amendment dated June 2, 2010 to Employment Letter dated December 31, 2008 to Roger D. Carlile

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